                                                                 Exhibit 10.3(a)


                      NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION
                              __________________________

                              Employment Agreement with
                                   Richard Harwood
                              __________________________

    AGREEMENT entered into and effective this 19th day of August, 1997, by and between Newport Federal Savings & Loan Association (the "Association") and Richard Harwood (the "Employee").

    WHEREAS, the Employee has heretofore been employed by the Association as its President and is experienced in all phases of the business of the Association; and

    WHEREAS, the Board of Directors (the "Board") of the Association believes it is in the best interests of the Association to enter into this Agreement with the Employee in order to assure continuity of management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to his assigned duties; and

    WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Association and the Employee.

    NOW, THEREFORE, it is AGREED as follows:

    1.   Defined Terms

    When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

         (a)  "Change in Control" shall mean any one of the following events:
(i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Association or the Company, (ii) the acquisition of the ability to control the election of a majority of the Association's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Association or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Association or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Association shall not of itself constitute a Change in Control for purposes of the Agreement.

For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         (b)  "Company" shall mean United Tennessee Bankshares, Inc.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

         (d) "Code Section 280G Maximum" shall mean the product of 2.99 and the Employee's "base amount" as defined in Code Section 280G(b)(3).

         (e) "Disability" shall mean a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Association's long-term disability plan (or, if the Association has no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of 180 consecutive days).

         (f) "Effective Date" shall mean the date referenced in the opening paragraph of this Agreement.

         (g) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Association or the Company to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Association or the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him under this Agreement; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position; (v) a failure to reelect the Employee to the Board of Directors of the Association or the Company, if the Employee has served on such Board at any time during the term of the Agreement; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Association.

         (h) "Just Cause" shall mean, in the good faith determination of the Association's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Association and the Company.

         (i) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the first annual anniversary of the Change in Control or the expiration date of this Agreement.

         (j) "Trust" shall mean the Newport Federal Savings & Loan Association Grantor Trust Agreement.

    2. Employment. The Employee is employed as the President of the Association. The Employee shall render such administrative and management services for the Association as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Association. The Employee's other duties shall be such as the Board may from time to time reasonably direct, including normal duties as an officer of the Association.

    3. Base Compensation. The Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $69,131 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

    4. Discretionary Bonuses. The Employee shall participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that the Board may award from time to time to the Association's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

    5.   Participation in Retirement, Medical and Other Plans.

         (a) The Employee shall be eligible to participate in any of the following plans or programs that the Association may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified or nonqualified plans provided by the Association, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

         (b) The Employee shall also be eligible to participate in any fringe benefits which are or may become available to the Association's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Association.

    6. Term. The Association hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 10 or 12 hereof). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

    7.   Loyalty; Noncompetition.

         (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Association or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association.

         (b) Nothing contained in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Association, or, solely as a passive or minority investor, in any business.

    8. Standards. The Employee shall perform his duties under this Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Association will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

    9. Vacation and Sick Leave. At such reasonable times as the Board shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Association.

         (b) The Employee shall not receive any additional compensation from the Association on account of his failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

         (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Association for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

         (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

    10. Termination and Termination Pay. Subject to Section 12 hereof, the Employee's employment hereunder may be terminated under the following circumstances:

         (a) Death. The Employee's employment under this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

         (b)  Disability.   (1) The Association may terminate the Employee's
employment after having established the Employee's Disability, in which event the Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, and (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Association's long term disability plan will continue as provided in such plan without reduction for payments made pursuant to this Agreement.

              (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, he shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Association and, if able, shall make himself available to the Association to undertake reasonable assignments consistent with his prior position and his physical and mental health. The Association shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.

         (c) Just Cause. The Board may, by written notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

         (d)  Without Just Cause; Constructive Discharge.   The Board may, by
written notice to the Employee, immediately terminate his employment at any time for a reason other than his Disability or Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply): (i) the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement, including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period, and (ii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Association provided for the Employee at the date of termination of employment or (B) continued participation under such Association benefit plans through the Expiration Date, but only to the extent the Employee continues to qualify for participation therein. All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments through the Expiration Date, or (II) in one lump sum within ten days of such termination.

         (e) Good Reason. The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply).

         (f) Termination or Suspension Under Federal Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

              (2) If the Association is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

              (3) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Association's affairs, the Association's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion
(i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

              (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with both 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder, and Regulatory Bulletin 27A, but only to the extent required thereunder on the date any payment is required pursuant to this Agreement.

         (g) Voluntary Termination by Employee. Subject to Section 12 hereof, the Employee may voluntarily terminate employment with the Association during the term of this Agreement, upon at least 90 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination (unless such termination occurs pursuant to Section 10(d) hereof or within the Protected Period, in Section 12(a) hereof, in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

         (h) Post-termination Health Insurance. If the Employee's employment terminates with the Association or the Company for any reason other than Just Cause, the Employee shall be entitled to purchase from the Association, at the Employee's own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the
Association or the Company maintains for its employees.   This right shall be
(i) in addition to, and not in lieu of, any other rights that the Employee has under this Agreement, and (ii) shall continue until the Employee first becomes eligible for participation in Medicare.

    11. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

    12.  Change in Control.

         (a) Trigger Events. The Employee shall be entitled to collect the severance benefits set forth in subsection (b) hereof in the event that either (i) the Employee voluntarily terminates employment for any reason within the 30-day period beginning on the date of a Change in Control, (ii) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or
(iii) the Association or the Company or their successor(s) in interest terminate the Employee's employment without his written consent and for any reason other than Just Cause during the Protected Period.

         (b) Amount of Severance Benefit. If the Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Association shall:

              (i) pay the Employee a severance benefit equal to the difference between the Code Section 280G Maximum and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the Change in Control, and

              (ii) pay for long-term disability and provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen (18) months (or such longer period, up to 24 months, if COBRA is amended).

    The amount payable under Section 12(b)(i) shall be paid in one lump sum within ten days of the later of the date of the Change in Control and the Employee's last day of employment with the Association or the Company. In the event that the Employee, the Association, and the Company jointly agree that the Employee has collected an amount exceeding the Code Section 280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab initio, which the Employee shall repay to the Association, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

         (c) Funding of Grantor Trust upon Change in Control. Not later than ten business days after a Change in Control, the Association shall (i) deposit in a Trust an amount equal to the Code Section 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date twelve months after the Change in Control, the trustee of the Trust shall pay to the Association the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

    During the 15-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Association via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Association, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Association provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Association. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Association, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

    13. Indemnification. The Association and the Company agree that their respective Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Association and the Company, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

    14. Reimbursement of Employee for Enforcement Proceedings. In the event that any dispute arises between the Employee and the Association as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Association or the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in his favor. Such reimbursement shall be paid within ten days of Employee's furnishing to the Association written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

    15. Federal Income Tax Withholding. The Association may withhold all federal and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

    16.  Successors and Assigns.

         (a) Association. This Agreement shall not be assignable by the Association, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Association.

         (b) Employee. Since the Association is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Association; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

         (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

    17. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

    18. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Tennessee shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

    19. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

    20. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.

ATTEST:                           NEWPORT FEDERAL SAVINGS & LOAN
                                  ASSOCIATION


/s/ W. B. Henry                   By: /s/ J. William Myers
---------------------------           --------------------------------
Secretary                             Its Chairman of the Board

WITNESS:


/s/ Nancy Bryant                      /s/ Richard Harwood
---------------------------           --------------------------------
                                      Richard Harwood

                      NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION

                              __________________________

                              Employment Agreement with
                                     Nancy Bryant
                              __________________________

    AGREEMENT entered into and effective this 19th day of August, 1997, by and between Newport Federal Savings & Loan Association (the "Association") and Nancy Bryant (the "Employee").

    WHEREAS, the Employee has heretofore been employed by the Association as Vice President and Treasurer and is experienced in all phases of the business of the Association; and

    WHEREAS, the Board of Directors (the "Board") of the Association believes it is in the best interests of the Association to enter into this Agreement with the Employee in order to assure continuity of management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to her assigned duties; and

    WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Association and the Employee.

    NOW, THEREFORE, it is AGREED as follows:

    1.   Defined Terms

    When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

         (a)  "Change in Control" shall mean any one of the following events:
(i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Association or the Company, (ii) the acquisition of the ability to control the election of a majority of the Association's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Association or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Association or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Association shall not of itself constitute a Change in Control for purposes of the Agreement.

For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         (b)  "Company" shall mean United Tennessee Bankshares, Inc.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

         (d) "Code Section 280G Maximum" shall mean the product of 2.99 and the Employee's "base amount" as defined in Code Section 280G(b)(3).

         (e) "Disability" shall mean a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Association's long-term disability plan (or, if the Association has no such plan in effect, which impairs the Employee's ability to substantially perform her duties under this Agreement for a period of 180 consecutive days).

         (f) "Effective Date" shall mean the date referenced in the opening paragraph of this Agreement.

         (g) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move her personal residence, or perform her principal executive functions, more than thirty (30) miles from her primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Association or the Company to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Association or the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by her under this Agreement; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with her position; (v) a failure to reelect the Employee to the Board of Directors of the Association or the Company, if the Employee has served on such Board at any time during the term of the Agreement; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Association.

         (h) "Just Cause" shall mean, in the good faith determination of the Association's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless she has acted, or failed to act, with an absence of good faith and without a reasonable belief that her action or failure to act was in the best interest of the Association and the Company.

         (i) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the first annual anniversary of the Change in Control or the expiration date of this Agreement.

         (j) "Trust" shall mean the Newport Federal Savings & Loan Association Grantor Trust Agreement.

    2. Employment. The Employee is employed as the Vice President and Treasurer of the Association. The Employee shall render such administrative and management services for the Association as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Association. The Employee's other duties shall be such as the Board may from time to time reasonably direct, including normal duties as an officer of the Association.

    3. Base Compensation. The Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $37,178 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

    4. Discretionary Bonuses. The Employee shall participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that the Board may award from time to time to the Association's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

    5.   Participation in Retirement, Medical and Other Plans.

         (a) The Employee shall be eligible to participate in any of the following plans or programs that the Association may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified or nonqualified plans provided by the Association, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

         (b) The Employee shall also be eligible to participate in any fringe benefits which are or may become available to the Association's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which she shall incur in connection with her services under this Agreement upon substantiation of such expenses in accordance with the policies of the Association.

    6. Term. The Association hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending eighteen (18) months thereafter (or such earlier date as is determined in accordance with Section 10 or 12 hereof). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

    7.   Loyalty; Noncompetition.

         (a) During the period of her employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all her full business time, attention, skill, and efforts to the faithful performance of her duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Association or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association.

         (b) Nothing contained in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Association, or, solely as a passive or minority investor, in any business.

    8. Standards. The Employee shall perform her duties under this Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Association will provide Employee with the working facilities and staff customary for similar executives and necessary for her to perform her duties.

    9. Vacation and Sick Leave. At such reasonable times as the Board shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of her employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

         (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Association.

         (b) The Employee shall not receive any additional compensation from the Association on account of her failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

         (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of her employment with the Association for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

         (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

    10. Termination and Termination Pay. Subject to Section 12 hereof, the Employee's employment hereunder may be terminated under the following circumstances:

         (a) Death. The Employee's employment under this Agreement shall terminate upon her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which her death occurred.

         (b)  Disability.   (1) The Association may terminate the Employee's
employment after having established the Employee's Disability, in which event the Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, and (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Association's long term disability plan will continue as provided in such plan without reduction for payments made pursuant to this Agreement.

              (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, she shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Association and, if able, shall make himself available to the Association to undertake reasonable assignments consistent with her prior position and her physical and mental health. The Association shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.

         (c) Just Cause. The Board may, by written notice to the Employee, immediately terminate her employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

         (d) Without Just Cause; Constructive Discharge. The Board may, by written notice to the Employee, immediately terminate her employment at any time for a reason other than her Disability or Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply): the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement, including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period. All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments through the Expiration Date, or (II) in one lump sum within ten days of such termination.

         (e) Good Reason. The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply).

         (f) Termination or Suspension Under Federal Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

              (2) If the Association is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

              (3) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Association's affairs, the Association's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion
(i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

              (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with both 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder, and Regulatory Bulletin 27A, but only to the extent required thereunder on the date any payment is required pursuant to this Agreement.

         (g) Voluntary Termination by Employee. Subject to Section 12 hereof, the Employee may voluntarily terminate employment with the Association during the term of this Agreement, upon at least 90 days' prior written notice to the Board of Directors, in which case the Employee shall receive only her compensation, vested rights and employee benefits up to the date of her termination (unless such termination occurs pursuant to Section 10(d) hereof or within the Protected Period, in Section 12(a) hereof, in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

    11. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

    12.  Change in Control.

         (a) Trigger Events. The Employee shall be entitled to collect the severance benefits set forth in subsection (b) hereof in the event that either (i) the Employee voluntarily terminates employment for any reason within the 30-day period beginning on the date of a Change in Control, (ii) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or
(iii) the Association or the Company or their successor(s) in interest terminate the Employee's employment without her written consent and for any reason other than Just Cause during the Protected Period.

         (b) Amount of Severance Benefit. If the Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Association shall:

              (i) pay the Employee a severance benefit equal to 1.5 times her base salary then in effect, but in no event greater than the difference between the Code Section 280G Maximum and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the Change in Control, and

              (ii) pay for long-term disability and provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen (18) months (or such longer period, up to 24 months, if COBRA is amended).

    The amount payable under Section 12(b)(i) shall be paid in one lump sum within ten days of the later of the date of the Change in Control and the Employee's last day of employment with the Association or the Company. In the event that the Employee, the Association, and the Company jointly agree that the Employee has collected an amount exceeding the Code Section 280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab initio, which the Employee shall repay to the Association, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

         (c) Funding of Grantor Trust upon Change in Control. Not later than ten business days after a Change in Control, the Association shall (i) deposit in a Trust an amount equal to the Code Section 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date twelve months after the Change in Control, the trustee of the Trust shall pay to the Association the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

    During the 15-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Association via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Association, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Association provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Association. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Association, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

    13. Indemnification. The Association and the Company agree that their respective Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Association and the Company, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

    14. Reimbursement of Employee for Enforcement Proceedings. In the event that any dispute arises between the Employee and the Association as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Association or the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in her favor. Such reimbursement shall be paid within ten days of Employee's furnishing to the Association written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

    15. Federal Income Tax Withholding. The Association may withhold all federal and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

    16.  Successors and Assigns.

         (a) Association. This Agreement shall not be assignable by the Association, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Association.

         (b) Employee. Since the Association is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Association; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon her death, or (ii) the executors, administrators, or other legal representatives of the Employee or her estate from assigning any rights hereunder to the person or persons entitled thereunto.

         (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

    17. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

    18. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Tennessee shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

    19. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

    20. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties.

    IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.

ATTEST:                          NEWPORT FEDERAL SAVINGS & LOAN
                                 ASSOCIATION


/s/ W. B. Henry                  By: /s/ J. William Myers
---------------------------          ---------------------------------
Secretary                            Its Chairman of the Board


WITNESS:


/s/ Richard Harwood                   /s/ Nancy Bryant
---------------------------           --------------------------------
                                      Nancy Bryant

                                 EMPLOYMENT AGREEMENT
                                       BETWEEN
              NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION AND NANCY BRYANT
                                  AND PEGGY HOLSTON
                                   1997  AMENDMENT
                                __________________________

    WHEREAS, on September 9, 1997, Newport Federal Savings & Loan Association (the "Association") entered into an Employment Agreement (the "Agreement") with Nancy Bryant (the "Employee"); and Peggy Holston.

    WHEREAS, the Board of Directors of the Association and the Employee have determined that it is in the best interests of the Association and the Employee to amend the Agreement.

    NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately upon execution hereof:

    1. The first sentence of Section 10(d) of the Agreement shall be amended in its entirety to provide as follows:

         The Board may, by written notice to the Employee, immediately terminate her employment at any time for a reason other than her Disability or Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply):
         (i) the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement, including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period, and (ii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Association provided for the Employee at the date of termination of employment, or
         (B) continued participation under such Association benefit plans through the Expiration Date, but only to the extent the Employee continues to qualify for participation therein.

    2. Section 10 of the Agreement shall be further amended by adding the following subsection (h) immediately at the end thereof:

                   (h) Post-termination Health Insurance. If the Employee's employment terminates with the Association or the Company for any reason other

1997 Amendment
Page 2

         than Just Cause, the Employee shall be entitled to purchase from the Association, at the Employee's own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the Association or the Company maintains for its
         employees.   This right shall be (i) in addition to, and not in lieu
         of, any other rights that the Employee has under this Agreement, and
         (ii) shall continue until the Employee first becomes eligible for participation in Medicare.

    3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, the undersigned hereby approve this 1997 Amendment to the Agreement.

Date of Execution:  September 9, 1997

[EXECUTIVE]

/s/ Nancy Bryant
----------------------------------------


NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION

By /s/ Richard Harwood                          Attest:
   --------------------------------                    -----------------------
   Its President
       ----------------------------
                                                       CORPORATE SEAL

                      NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION

                              __________________________

                              Employment Agreement with
                                    Peggy Holston
                              __________________________


     AGREEMENT entered into and effective this 19th day of August, 1997, by and between Newport Federal Savings & Loan Association (the "Association") and Peggy Holston (the "Employee").

     WHEREAS, the Employee has heretofore been employed by the Association as Branch Manager and Assistant Secretary and is experienced in all phases of the business of the Association; and

     WHEREAS, the Board of Directors (the "Board") of the Association believes it is in the best interests of the Association to enter into this Agreement with the Employee in order to assure continuity of management of the Association and to reinforce and encourage the continued attention and dedication of the Employee to her assigned duties; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Association and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.   Defined Terms

     When used anywhere in this Agreement, the following terms shall have the meaning set forth herein.

          (a) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Association or the Company, (ii) the acquisition of the ability to control the election of a majority of the Association's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Association or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Association or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Association shall not of itself constitute a Change in Control for purposes of the Agreement.

For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b)  "Company" shall mean United Tennessee Bankshares, Inc.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and as interpreted through applicable rulings and regulations in effect from time to time.

          (d) "Code Section 280G Maximum" shall mean the product of 2.99 and the Employee's "base amount" as defined in Code Section 280G(b)(3).

          (e) "Disability" shall mean a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Association's long-term disability plan (or, if the Association has no such plan in effect, which impairs the Employee's ability to substantially perform her duties under this Agreement for a period of 180 consecutive days).

          (f) "Effective Date" shall mean the date referenced in the opening paragraph of this Agreement.

          (g) "Good Reason" shall mean any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move her personal residence, or perform her principal executive functions, more than thirty (30) miles from her primary office as of the later of the Effective Date and the most recent voluntary relocation by the Employee; (ii) a material reduction in the Employee's base compensation under this Agreement as the same may be increased from time to time; (iii) the failure by the Association or the Company to continue to provide the Employee with compensation and benefits provided under this Agreement as the same may be increased from time to time, or with benefits substantially similar to those provided to her under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Association or the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by her under this Agreement; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with her position; (v) a failure to reelect the Employee to the Board of Directors of the Association or the Company, if the Employee has served on such Board at any time during the term of the Agreement; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with her employment with the Association.

          (h) "Just Cause" shall mean, in the good faith determination of the Association's Board of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless she has acted, or failed to act, with an absence of good faith and without a reasonable belief that her action or failure to act was in the best interest of the Association and the Company.

          (i) "Protected Period" shall mean the period that begins on the date six months before a Change in Control and ends on the later of the first annual anniversary of the Change in Control or the expiration date of this Agreement.

          (j) "Trust" shall mean the Newport Federal Savings & Loan Association Grantor Trust Agreement.

     2. Employment. The Employee is employed as the Branch Manager and Assistant Secretary of the Association. The Employee shall render such administrative and management services for the Association as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Association. The Employee's other duties shall be such as the Board may from time to time reasonably direct, including normal duties as an officer of the Association.

     3. Base Compensation. The Association agrees to pay the Employee during the term of this Agreement a salary at the rate of $33,376 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

     4. Discretionary Bonuses. The Employee shall participate in an equitable manner with all other senior management employees of the Association in discretionary bonuses that the Board may award from time to time to the Association's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     5.   Participation in Retirement, Medical and Other Plans.

          (a) The Employee shall be eligible to participate in any of the following plans or programs that the Association may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified or nonqualified plans provided by the Association, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date.

          (b) The Employee shall also be eligible to participate in any fringe benefits which are or may become available to the Association's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which she shall incur in connection with her services under this Agreement upon substantiation of such expenses in accordance with the policies of the Association.

     6. Term. The Association hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending eighteen (18) months thereafter (or such earlier date as is determined in accordance with Section 10 or 12 hereof). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date, provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended. Only those members of the Board of Directors who have no personal interest in this Employment Agreement shall discuss and vote on the approval and subsequent review of this Agreement.

     7.   Loyalty; Noncompetition.

          (a) During the period of her employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all her full business time, attention, skill, and efforts to the faithful performance of her duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Association or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of her employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Association.

          (b) Nothing contained in this Section shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Association, or, solely as a passive or minority investor, in any business.

     8. Standards. The Employee shall perform her duties under this Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Association will provide Employee with the working facilities and staff customary for similar executives and necessary for her to perform her duties.

     9. Vacation and Sick Leave. At such reasonable times as the Board shall in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of her employment under this Agreement, all such voluntary absences to count as vacation time, provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Association.

          (b) The Employee shall not receive any additional compensation from the Association on account of her failure to take a vacation or sick leave, and the Employee shall not accumulate unused vacation or sick leave from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of her employment with the Association for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     10. Termination and Termination Pay. Subject to Section 12 hereof, the Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall terminate upon her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which her death occurred.

          (b)  Disability.   (1) The Association may terminate the Employee's
employment after having established the Employee's Disability, in which event the Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, and (ii) any period of Disability which is prior to the Employee's termination of employment pursuant to this Section 10(b); provided that any benefits paid pursuant to the Association's long term disability plan will continue as provided in such plan without reduction for payments made pursuant to this Agreement.

               (2) During any period that the Employee shall receive disability benefits and to the extent that the Employee shall be physically and mentally able to do so, she shall furnish such information, assistance and documents so as to assist in the continued ongoing business of the Association and, if able, shall make himself available to the Association to undertake reasonable assignments consistent with her prior position and her physical and mental health. The Association shall pay all reasonable expenses incident to the performance of any assignment given to the Employee during the disability period.

          (c) Just Cause. The Board may, by written notice to the Employee, immediately terminate her employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause.

          (d)  Without Just Cause; Constructive Discharge.   The Board may,
by written notice to the Employee, immediately terminate her employment at any time for a reason other than her Disability or Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply): the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement, including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period. All amounts payable to the Employee shall be paid, at the option of the Employee, either (I) in periodic payments through the Expiration Date, or (II) in one lump sum within ten days of such termination.

          (e) Good Reason. The Employee shall be entitled to receive the compensation and benefits payable under subsection 10(d) hereof in the event that the Employee voluntarily terminates employment within 90 days of an event that constitutes Good Reason (unless such voluntary termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply).

          (f) Termination or Suspension Under Federal Law. (1) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) and (g)(1)), all obligations of the Association under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

               (2) If the Association is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

               (3) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Association's affairs, the Association's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion
(i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

               (4) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with both 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder, and Regulatory Bulletin 27A, but only to the extent required thereunder on the date any payment is required pursuant to this Agreement.

          (g) Voluntary Termination by Employee. Subject to Section 12 hereof, the Employee may voluntarily terminate employment with the Association during the term of this Agreement, upon at least 90 days' prior written notice to the Board of Directors, in which case the Employee shall receive only her compensation, vested rights and employee benefits up to the date of her termination (unless such termination occurs pursuant to Section 10(d) hereof or within the Protected Period, in Section 12(a) hereof, in which event the benefits and compensation provided for in Sections 10(d) or 12, as applicable, shall apply).

     11. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     12.  Change in Control.

          (a) Trigger Events. The Employee shall be entitled to collect the severance benefits set forth in subsection (b) hereof in the event that either (i) the Employee voluntarily terminates employment for any reason within the 30-day period beginning on the date of a Change in Control, (ii) the Employee voluntarily terminates employment within 90 days of an event that both occurs during the Protected Period and constitutes Good Reason, or
(iii) the Association or the Company or their successor(s) in interest terminate the Employee's employment without her written consent and for any reason other than Just Cause during the Protected Period.

          (b) Amount of Severance Benefit. If the Employee becomes entitled to collect severance benefits pursuant to Section 12(a) hereof, the Association shall:

               (i) pay the Employee a severance benefit equal to 1.5 times her base salary then in effect, but in no event greater than the difference between the Code Section 280G Maximum and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the Change in Control, and

               (ii) pay for long-term disability and provide such medical benefits as are available to the Employee under the provisions of COBRA, for eighteen (18) months (or such longer period, up to 24 months, if COBRA is amended).

     The amount payable under Section 12(b)(i) shall be paid in one lump sum within ten days of the later of the date of the Change in Control and the Employee's last day of employment with the Association or the Company. In the event that the Employee, the Association, and the Company jointly agree that the Employee has collected an amount exceeding the Code Section 280G Maximum, the parties may agree in writing that such excess shall be treated as a loan ab initio, which the Employee shall repay to the Association, on terms and conditions mutually agreeable to the parties, together with interest at the applicable federal rate provided for in Section 7872(f)(2)(B) of the Code.

          (c) Funding of Grantor Trust upon Change in Control. Not later than ten business days after a Change in Control, the Association shall (i) deposit in a Trust an amount equal to the Code Section 280G Maximum, unless the Employee has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. Upon the later of the Trust's final payment of all amounts due under the following paragraph or the date twelve months after the Change in Control, the trustee of the Trust shall pay to the Association the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

     During the 15-consecutive month period after a Change in Control, the Employee may provide the trustee of the Trust with a written notice requesting that the trustee pay to the Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Association via overnight and registered mail return receipt requested. On the tenth (10th) business day after mailing said notice to the Association, the trustee of the Trust shall pay the Employee the amount designated therein in immediately available funds, unless prior thereto the Association provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Employee pursuant to this Agreement, and the costs of such arbitration shall be paid by the Association. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Employee and/or the Association, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

     13. Indemnification. The Association and the Company agree that their respective Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Association and the Company, including the Employee during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

     14. Reimbursement of Employee for Enforcement Proceedings. In the event that any dispute arises between the Employee and the Association as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Association or the Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee obtains either a written settlement or a final judgement by a court of competent jurisdiction substantially in her favor. Such reimbursement shall be paid within ten days of Employee's furnishing to the Association written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     15. Federal Income Tax Withholding. The Association may withhold all federal and state income or other taxes from any benefit payable under this Agreement as shall be required pursuant to any law or government regulation or ruling.

     16.  Successors and Assigns.

          (a) Association. This Agreement shall not be assignable by the Association, provided that this Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Association which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Association.

          (b) Employee. Since the Association is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Association; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon her death, or (ii) the executors, administrators, or other legal representatives of the Employee or her estate from assigning any rights hereunder to the person or persons entitled thereunto.

          (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     17. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     18. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Tennessee shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     19. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     20. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede any prior agreement between the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.

ATTEST:                             NEWPORT FEDERAL SAVINGS & LOAN
                                    ASSOCIATION

/s/ W. B. Henry                     By: /s/ J. William Myers
----------------------------            -------------------------------------
Secretary                               Its Chairman of the Board


WITNESS:

/s/ Richard Harwood                     /s/ Peggy Holston
----------------------------            -------------------------------------
                                        Peggy Holston

                                 EMPLOYMENT AGREEMENT
                                       BETWEEN
              NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION AND NANCY BRYANT
                                  AND PEGGY HOLSTON
                                   1997  AMENDMENT
                                 ___________________

     WHEREAS, on September 9, 1997, Newport Federal Savings & Loan Association (the "Association") entered into an Employment Agreement (the "Agreement") with Nancy Bryant (the "Employee"); and Peggy Holston.

     WHEREAS, the Board of Directors of the Association and the Employee have determined that it is in the best interests of the Association and the Employee to amend the Agreement.

     NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately upon execution hereof:

     1. The first sentence of Section 10(d) of the Agreement shall be amended in its entirety to provide as follows:

         The Board may, by written notice to the Employee, immediately terminate her employment at any time for a reason other than her Disability or Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits (unless such termination occurs during the Protected Period, in which event the benefits and compensation provided for in Section 12 shall apply): (i) the salary provided pursuant to Section 3 hereof, up to the expiration date of this Agreement, including any renewal term (the "Expiration Date"), plus said salary for an additional 12-month period, and (ii) at the Employee's election either (A) cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Association provided for the Employee at the date of termination of employment, or (B) continued participation under such Association benefit plans through the Expiration Date, but only to the extent the Employee continues to qualify for participation therein.

     2. Section 10 of the Agreement shall be further amended by adding the following subsection (h) immediately at the end thereof:

                    (h) Post-termination Health Insurance. If the Employee's employment terminates with the Association or the Company for any reason other

1997 Amendment
Page 2

         than Just Cause, the Employee shall be entitled to purchase from the Association, at the Employee's own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the Association or the Company maintains for its
         employees.   This right shall be (i) in addition to, and not in lieu
         of, any other rights that the Employee has under this Agreement, and
         (ii) shall continue until the Employee first becomes eligible for participation in Medicare.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, the undersigned hereby approve this 1997 Amendment to the Agreement.

Date of Execution:  September 9, 1997


[EXECUTIVE]


/s/ Peggy Holston
------------------------------------


NEWPORT FEDERAL SAVINGS & LOAN ASSOCIATION


By /s/ Richard Harwood                        Attest: /s/ Nancy Bryant
   -------------------------------                    ------------------------
   Its President
       ---------------------------
                                                      CORPORATE SEAL